UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(720) 440-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	BCEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders (the “Annual Meeting”) of Bonanza Creek Energy, Inc. (the “Company”) held on June 2, 2021, there were 30,687,407 shares of Bonanza Creek common stock, par value $0.01 per share, eligible to vote, of which 27,469,783 shares, or 89.51% percent, were voted. The proposals that were considered and voted upon at the Annual Meeting are described in detail in the Company’s annual proxy statement, which was filed with the Securities and Exchange Commission on April 28, 2021. The final certified voting results on those proposals are as follows:

1.     Each nominee director who was up for election was elected to a term of one year to expire at the Company’s 2022 annual meeting of stockholders and until they are either re-elected or their successor is duly elected and qualified. Votes regarding the election of these directors were as follows:

Director	For	Withheld	Broker Non-Votes
James E. Craddock	26,282,714	23,914	1,163,155
Eric T. Greager	26,223,209	83,419	1,163,155
Carrie L. Hudak	26,045,979	260,649	1,163,155
Paul Keglevic	25,472,841	833,787	1,163,155
Audrey Robertson	26,132,731	173,897	1,163,155
Brian Steck	26,015,622	291,006	1,163,155
Jeffrey E. Wojahn	26,025,097	281,531	1,163,155

2.     Deloitte & Touche LLP was ratified as the Company’s independent registered public accountants for the fiscal year 2021. The voting results were as follows:

For	Against	Abstentions
27,358,611	105,686	5,486

3.     The Board proposal seeking approval of the Bonanza Creek Energy, Inc. 2021 Long-Term Incentive Plan was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
25,612,717	683,133	10,778	1,163,155

4.     The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
25,972,970	322,520	11,138	1,163,155

5.     The Board proposal seeking to ratify the Tax Benefits Preservation Plan was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
20,317,990	5,977,769	10,869	1,163,155

There was no other business voted upon at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Dated: June 4, 2021	By:	/s/ Cyrus D. Marter IV
	Name:	Cyrus D. Marter IV
	Title:	Executive Vice President, General Counsel and Secretary